UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 19, 2012

Bank of Commerce Holdings

California	0-25135	94-2823865
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1901 Churn Creek Road Redding, California	96002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 772-3955

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 19, 2012, Bank of Commerce Holdings (the ‘Company’) filed a Current Report on Form 8-K disclosing the appointment of Terry Street to the Board of Directors of Redding Bank of Commerce. The appointment was effective on July 19, 2012. At the time of the filing, the Board was still in the process of determining to which Board committee(s) Mr. Street should be appointed. This Amendment No. 1 on Form 8-K/A is being filed to update the Company’s disclosure regarding the Board committees to which Mr. Street has been appointed.

Item 5.02 (b), (c), (e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

The Board of Directors of Redding Bank of Commerce has appointed Terry Street, as a member of the Board’s Audit and Loan Committees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 29, 2012

/s/ Samuel D. Jimenez

By: Samuel D. Jimenez
Executive Vice President and
Chief Financial Officer